UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2005

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

2828 North Haskell Avenue
Dallas, Texas	75204

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 841-6111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Underwriting Agreement
Pricing Agreement
Indenture
First Supplemental Indenture
Second Supplemental Indenture
Specimen Note - 4.70% Senior Notes due 2010
Specimen Note - 5.20% Senior Notes due 2015
Opinion of Baker Botts L.L.P.

Item 1.01. Entry into a Material Definitive Agreement.

     On June 6, 2005 Affiliated Computer Services, Inc. (the “Company”) issued $250,000,000 aggregate principal amount of its 4.70% Senior Notes due 2010 (the “2010 Notes”) and $250,000,000 aggregate principal amount of its 5.20% Senior Notes due 2015 (the “2015 Notes” and collectively with the 2010 Notes, the “Notes”). The Notes were issued under an Indenture, dated as of June 6, 2005 (the “Base Indenture”), between the Company and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by a First Supplemental Indenture, relating to the 2010 Notes (the “First Supplemental Indenture”), and a Second Supplemental Indenture, relating to the 2015 Notes (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture and the Base Indenture (insofar as such indenture governs the Notes but not as it relates to any other debt securities that may be issued by the Company), the “Indenture”), each dated as of June 6, 2005 and between the Company and the Trustee.

     The Company offered the Notes to the public by a Prospectus Supplement, dated June 1, 2005, to a Prospectus, dated September 24, 2001, which is part of a Registration Statement on Form S-3 (Registration No. 333-68656), filed by the Company, ACS Trust I and ACS Trust II with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold by the Company pursuant to an Underwriting Agreement, dated as of June 1, 2005 (the “Underwriting Agreement”), among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (the “Representatives”) and a Pricing Agreement, dated as of June 1, 2005 (the “Pricing Agreement”), among the Company and the Representatives, as representatives of the underwriters named therein.

     The Company received net proceeds from this offering of approximately $496 million after deducting underwriting discounts and commissions and expenses. The Company used the net proceeds to repay a portion of the outstanding borrowings under its $1.5 billion multi-currency revolving credit and competitive advance facility.

     Interest on the 2010 Notes began accruing on June 6, 2005 at a rate of 4.70% per annum. Interest on the 2015 Notes began accruing on June 6. 2005 at a rate of 5.20% per annum. Interest on the Notes will be payable by the Company on June 1 and December 1 of each year, beginning on December 1, 2005. The Company may redeem the Notes in whole or in part at any time and from time to time under the terms provided in the Indenture at the redemption price as described in the Notes and the Indenture. The 2010 Notes will mature on June 1, 2010. The 2015 Notes will mature on June 1, 2015.

     The Indenture contains certain restrictions, including, among others, restrictions on the Company’s ability and the ability of the Company’s subsidiaries to create or incur secured indebtedness, enter into certain sale and leaseback transactions, and merge or consolidate with another entity.

     The foregoing description is qualified in its entirety by reference to the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture, Underwriting Agreement, Pricing

Agreement, Specimen Note for the 2010 Notes and Specimen Note for the 2015 Notes, copies of which are filed as exhibits to this Current Report and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
1.1	—	Underwriting Agreement, dated June 1, 2005, among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

1.2	—	Pricing Agreement, dated June 1, 2005, among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, relating to the Company’s 4.70% Senior Notes due 2010 and 5.20% Senior Notes due 2015.

4.1	—	Indenture, dated as of June 6, 2005, between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee.

4.2	—	First Supplemental Indenture, dated as of June 6, 2005, between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee, relating to the Company’s 4.70% Senior Notes due 2010.

4.3	—	Second Supplemental Indenture, dated as of June 6, 2005, between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee, relating to the Company’s 5.20% Senior Notes due 2015.

4.4	—	Specimen Note for the Company’s 4.70% Senior Notes due 2010.

4.5	—	Specimen Note for the Company’s 5.20% Senior Notes due 2015.

5.1	—	Opinion of Baker Botts L.L.P. with respect to the Company’s 4.70% Senior Notes due 2010 and 5.20% Senior Notes due 2015.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

Date: June 6, 2005	By:	/s/ Warren D. Edwards
	Name:	Warren D. Edwards
	Title:	Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
1.1	—	Underwriting Agreement, dated June 1, 2005, among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

1.2	—	Pricing Agreement, dated June 1, 2005, among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein, relating to the Company’s 4.70% Senior Notes due 2010 and 5.20% Senior Notes due 2015.

4.1	—	Indenture, dated as of June 6, 2005, between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee.

4.2	—	First Supplemental Indenture, dated as of June 6, 2005, between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee, relating to the Company’s 4.70% Senior Notes due 2010.

4.3	—	Second Supplemental Indenture, dated as of June 6, 2005, between the Company, as Issuer, and The Bank of New York Trust Company, N.A., as Trustee, relating to the Company’s 5.20% Senior Notes due 2015.

4.4	—	Specimen Note for the Company’s 4.70% Senior Notes due 2010.

4.5	—	Specimen Note for the Company’s 5.20% Senior Notes due 2015.

5.1	—	Opinion of Baker Botts L.L.P. with respect to the Company’s 4.70% Senior Notes due 2010 and 5.20% Senior Notes due 2015.